UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 9, 2007

FLORIDA EAST COAST INDUSTRIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Florida

(State or Other Jurisdiction of Incorporation)

001-32866	20-4427296
(Commission File Number)	(IRS Employer Identification No.)

10151 Deerwood Park Blvd., Jacksonville, FL	32256
(Address of Principal Executive Offices)	(Zip Code)

904-996-2810

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On May 9, 2007 the Company held a web cast / conference call to discuss 1st quarter earnings released that morning. The information contained in the presentation is presented below as Exhibit 99.1. The presentation and earnings press release are also available on the Company’s website at www.feci.com.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Conference Call Transcript and Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Florida East Coast Industries, Inc.

BY:	/s/ Heidi J. Eddins
Heidi J. Eddins
Executive Vice President, General Counsel & Corporate Secretary

Dated: May 9, 2007

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Conference Call Transcript and Presentation